                                 EXHIBIT 10.5


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                                                                    Exhibit 10.5






July 17, 1991



FEDERAL EXPRESS CORPORATION
2005 Corporate Avenue
Memphis, Tennessee 38132
U.S.A.

          Re: Letter Agreement No. 8 to the A300-600R Freighter Purchase Agreement, dated as of July 3, 1991, between AVSA, S.A.R.L. (the "Seller") and Federal EXPRESS CORPORATION (THE "BUYER")

Gentlemen:

The Buyer and the Seller entered into an A300-600R Freighter Purchase Agreement, dated as of July 3, 1991, which agreement, as supplemented with all Exhibits, Appendixes and Letter Agreements attached thereto is hereinafter called the
"Agreement."   The Agreement relates to the sale by the Seller and the purchase by the Buyer of up to seventy-five Airbus Industrie A300-600R freighter model aircraft (the "Aircraft").

This letter will amend the second sentence of Paragraph 7 of Letter Agreement No. 8 to the Agreement, which is hereby replaced and superseded by the following sentence:

     [*


                                               ]





*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


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Page 2
July 17, 1991
Federal Express Corporation



Please indicate your agreement with the foregoing by executing this letter in the space provided below, whereupon this letter will constitute an amendment to the Agreement.

                                        Very truly yours,
                                        AVSA, S.A.R.L.


                                        By: /s/ G. AUDREY
                                        Its: Chief Executive
                                        Date: ____________

Agreed and Accepted,
FEDERAL EXPRESS CORPORATION


By: /s/ JOSEPH C. MCCARTY
Its:  VP Legal
Date:  7-18-91

41405